SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-25              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5 pursuant to the terms of the Trust Agreement, dated as of April 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On May 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5

                        JPMORGAN CHASE BANK, N.A.

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:  May 26, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         May 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-5

                        Statement To Certificateholders
                                 May 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00    100,000,000.00     4,897,279.24     274,531.67     5,171,810.91   0.00       0.00        95,102,720.76
A2       336,573,000.00    336,573,000.00    16,482,919.66     923,999.47    17,406,919.13   0.00       0.00       320,090,080.34
A3        37,398,000.00     37,398,000.00     1,831,484.49     102,669.35     1,934,153.84   0.00       0.00        35,566,515.51
M1        11,023,000.00     11,023,000.00             0.00      27,818.95        27,818.95   0.00       0.00        11,023,000.00
M2         8,768,000.00      8,768,000.00             0.00      23,521.10        23,521.10   0.00       0.00         8,768,000.00
M3         7,265,000.00      7,265,000.00             0.00      20,800.88        20,800.88   0.00       0.00         7,265,000.00
P                  0.00              0.00             0.00       6,223.12         6,223.12   0.00       0.00                 0.00
R                  0.00              0.00             0.00           0.00             0.00   0.00       0.00                 0.00
TOTALS   501,027,000.00    501,027,000.00    23,211,683.39   1,379,564.54    24,591,247.93   0.00       0.00       477,815,316.61
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO1     473,971,000.00    473,971,000.00             0.00      15,799.03        15,799.03   0.00       0.00       450,759,316.61
AIO2     501,027,141.30    501,027,141.30             0.00     453,618.22       453,618.22   0.00       0.00       477,815,457.91
X        501,027,141.30    501,027,141.30             0.00           0.00             0.00   0.00       0.00       477,815,457.91
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1      863579SF6    1,000.00000000      48.97279240    2.74531670    51.71810910       951.02720760        A1         3.294380 %
A2      863579SG4    1,000.00000000      48.97279241    2.74531668    51.71810909       951.02720759        A2         3.294380 %
A3      863579SH2    1,000.00000000      48.97279240    2.74531659    51.71810899       951.02720760        A3         3.294380 %
M1      863579QS0    1,000.00000000       0.00000000    2.52371859     2.52371859     1,000.00000000        M1         3.494380 %
M2      863579QT8    1,000.00000000       0.00000000    2.68260721     2.68260721     1,000.00000000        M2         3.714380 %
M3      863579QU5    1,000.00000000       0.00000000    2.86316311     2.86316311     1,000.00000000        M3         3.964380 %
TOTALS               1,000.00000000      46.32820864    2.75347345    49.08168208       953.67179136
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO1    863579QR2    1,000.00000000       0.00000000    0.03333333     0.03333333       951.02720759        AIO1       0.040000 %
AIO2    N/A          1,000.00000000       0.00000000    0.90537654     0.90537654       953.67180443        AIO2       1.086452 %
X       N/A          1,000.00000000       0.00000000    0.00000000     0.00000000       953.67180443        X          0.000000 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5229
                              Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com

   Principal Funds:
                           Principal Remittance Amount                                                               23,211,683.39
                           Scheduled Principal Payments                                                                  93,315.14
                           Principal Prepayments                                                                     23,063,543.06
                           Curtailments                                                                                  54,612.72
                           Cutailment Interest Adjustments                                                                  212.47
                           Repurchase Principal                                                                               0.00
                           Substitution Amounts                                                                               0.00
                           Net Liquidation Proceeds                                                                           0.00
                           Other Principal Adjustments                                                                        0.00

   Interest Funds:
                           Gross Interest                                                                             1,961,435.73
                           Servicing Fees                                                                               118,677.05
                           Trustee Fees                                                                                       0.00

   Prepayment Penalties:
                           Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                     3
                           Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected           418,983.81
                           Amount of Prepayment Penalties Collected                                                       6,223.12

   Pool Detail:
                           Beginning Number of Loans Outstanding                                                             1,434
                           Ending Number of Loans Outstanding                                                                1,372

                           Beginning Aggregate Loan Balance                                                         501,027,141.30
                           Ending Aggregate Loan Balance                                                            477,815,457.91

                           Current Advances                                                                                   0.00
                           Aggregate Advances                                                                                 0.00

                           Weighted Average Net Mortgage Rate                                                            4.41355 %

                           Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         1                83,200.00                  0.02 %
                                                 2 Month                         0                     0.00                  0.00 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                          1                83,200.00                  0.02 %
                           * Delinquent Bankruptcies and Foreclosures are not included in the table above.


                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            1              464,000.00                  0.10 %

                                 Bankruptcy Reporting:
                           Number of Bankruptcy Loans that are Current                                                     1
                           Principal Balance of Bankruptcy Loans that are Current                                 464,000.00
                           Number of Bankruptcy Loans that are 1 Month Delinquent                                          0
                           Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                            0.00
                           Number of Bankruptcy Loans that are 2 Months Delinquent                                         0
                           Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                           0.00
                           Number of Bankruptcy Loans that are 3+ Months Delinquent                                        0
                           Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                          0.00
                           Total Number of Bankruptcy Loans                                                                1
                           Total Principal Balance of Bankruptcy Loans                                            464,000.00

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

                               Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                                  0
                           Principal Balance of Foreclosure Loans that are Current                                    0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                                       0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                         0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                                      0
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                        0.00
                           Number of Foreclosure Loans that are 3+ Months Delinquent                                     0
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                       0.00
                           Total Number of Foreclosure Loans                                                             0
                           Total Principal Balance of Foreclosure Loans                                               0.00

                           REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

                            REO Reporting:
                           Number of REO Loans that are Current                                                           0
                           Principal Balance of REO Loans that are Current                                             0.00
                           Number of REO Loans that are 1 Month Delinquent                                                0
                           Principal Balance of REO Loans that are 1 Month Delinquent                                  0.00
                           Number of REO Loans that are 2 Months Delinquent                                               0
                           Principal Balance of REO Loans that are 2 Months Delinquent                                 0.00
                           Number of REO Loans that are 3+ Months Delinquent                                              0
                           Principal Balance of REO Loans that are 3+ Months Delinquent                                0.00
                           Total Number of REO Loans                                                                      0
                           Total Principal Balance of REO Loans                                                        0.00

   Loss Detail:
                           Current Realized Losses                                                                     0.00
                           Cumulative Realized Losses - Reduced by Recoveries                                          0.00

                           Current Applied Losses                                                                      0.00
                           Cumulative Applied Losses                                                                   0.00

   Trigger Event                                                                                                         NO
                           TEST I - Trigger Event Occurrence                                                             NO
                           (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                           Rolling 3 Month Delinquency Rate                                                       0.00000 %
                           40% of of Senior Enhancement Percetage                                                 2.26499 %
                           OR
                           TEST II - Trigger Event Occurrence                                                            NO
                           (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                           Cumulative Realized Losses as % of Original Loan Bal                               0.00000 %
                           Required Cumulative Loss %                                                         0.00000 %

   O/C Reporting
                           Targeted Overcollateralization Amount                                           1,753,595.00
                           Ending Overcollateralization Amount                                                   141.30
                           Ending Overcollateralization Deficiency                                         1,753,453.70
                           Overcollateralization Release Amount                                                    0.00
                           Monthly Excess Interest                                                                 0.00
                           Payment to Class X                                                                      0.00

   Certificate Interest Shortfall Detail:
   Interest Carry Forward:
                           Interest Carryforward Balance with respect to such Distribution Date
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class A-IO2                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Interest Carryforward Amount Paid This Period                                           0.00
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class A-IO2                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Interest Carryforward Amount Occured This Period                                        0.00
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class A-IO2                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Remaining Interest Carryforward Amount
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class A-IO2                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

   Basis Risk Reserve Fund Account:
                           Beginning Balance                                                                       0.00
                           Additions to the Basis Risk Reserve Fund                                                0.00
                           Withdrawals from the Basis Risk Reserve Fund                                            0.00
                           Ending Balance                                                                          0.00
   Basis Risk Reserve Carryover:
                           Interest Carryover Balance with respect to such Distribution Date
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Interest Carryover Amount Occured This Period
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00


                           Interest Carryover Amount Paid This Period
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Remaining Interest Carryover Amount
                                                 Class A-1                                                         0.00
                                                 Class A-2                                                         0.00
                                                 Class A-3                                                         0.00
                                                 Class A-IO1                                                       0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

   Non-Supported Interest Shortfall:
                           Non-Supported Interest Shortfall Allocated to Class A-1                                 0.00
                           Non-Supported Interest Shortfall Allocated to Class A-2                                 0.00
                           Non-Supported Interest Shortfall Allocated to Class A-3                                 0.00
                           Non-Supported Interest Shortfall Allocated to Class A-IO1                               0.00
                           Non-Supported Interest Shortfall Allocated to Class A-IO2                               0.00
                           Non-Supported Interest Shortfall Allocated to Class M-1                                 0.00
                           Non-Supported Interest Shortfall Allocated to Class M-2                                 0.00
                           Non-Supported Interest Shortfall Allocated to Class M-3                                 0.00
                           Total Non-Supported Interest Shortfall                                                  0.00

   One-Month LIBOR                                                                                             3.064380

   LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                           Class A-1                                                                           3.294380
                           Class A-2                                                                           3.294380
                           Class A-3                                                                           3.294380
                           Class M-1                                                                           3.494380
                           Class M-2                                                                           3.714380
                           Class M-3                                                                           3.964380

   Reduction of Certificate Principal Amounts due to Applied Loss Amounts
   Deferred Amounts Detail:
                           Deferred Amount with respect to such Distribution Date
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Deferred Amount Paid This Period                                                        0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Deferred Amount Occured This Period                                                     0.00
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00

                           Remaining Deferred Amount
                                                 Class M-1                                                         0.00
                                                 Class M-2                                                         0.00
                                                 Class M-3                                                         0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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